UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2013

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 21, 2013, Duke Realty Corporation, an Indiana corporation (the “Company”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), of which the Company is the sole general partner, entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as sales agents and/or principals (the “Agents”). Under the terms of the Equity Distribution Agreement, the Company may sell shares of its common stock, $0.01 par value per share, from time to time, to or through the Agents, up to an aggregate offering price of $300,000,000 (the “Offering”). Sales of the shares, if any, will be made by means of ordinary brokers’ transactions at prevailing market prices at the time of sale, or as otherwise agreed with the applicable Agent. Pursuant to the Equity Distribution Agreement, the Company will pay each Agent compensation for the sale of shares up to 2% of the gross sales price per share for the shares sold through such Agent.

The Company intends to use the net proceeds from any sales of shares of common stock resulting from the Offering to partially fund development, to reduce outstanding indebtedness and for other general corporate purposes. The Company has not yet determined which of its outstanding indebtedness will be repaid with the proceeds of the Offering.

The Company is not obligated to sell, and the Agents are not obligated to buy or sell, any shares under the Equity Distribution Agreement. No assurance can be given that the Company will sell any shares under the Equity Distribution Agreement, or, if it does, as to the price or amount of shares that it sells, or the dates when such sales will take place.

The shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-181030), which became effective upon filing with the Securities and Exchange Commission (the “Commission”) on April 30, 2012 (the “Registration Statement”).

A copy of the Equity Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (the “Report”), and the information in the Equity Distribution Agreement is incorporated into this Item 1.01 by this reference. The foregoing description of the Equity Distribution Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the authority granted pursuant to Section 4.02(a) of the Operating Partnership’s Fourth Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”), the Operating Partnership has authorized the issuance of $300,000,000 of the Operating Partnership’s common units (the “Common Units”) to the General Partner in connection with the Offering. As and when shares of the General Partner’s common stock are issued in the Offering, the Common Units will be issued to the General Partner in transactions that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon applicable exemptions from registration under Section 4(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

The Equity Distribution Agreement listed below and filed as Exhibit 1.1 to this Report, as well as the other materials that are being filed as exhibits to this Report, are being filed pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration

Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company and the Operating Partnership are incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report, and the exhibits hereto, however, neither the Company nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated May 21, 2013, by and among the Company, the Operating Partnership, Barclays Capital Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC.

5.1	Legality Opinion of Alston & Bird LLP.

8.1	Tax Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Senior Vice President, General Counsel and Corporate Secretary

Dated: May 21, 2013

Exhibit Index

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated May 21, 2013, by and among the Company, the Operating Partnership, Barclays Capital Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC.

5.1	Legality Opinion of Alston & Bird LLP.

8.1	Tax Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).